UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2019

Otelco Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock ($0.01 par value per share)	OTEL	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Otelco Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 9, 2019. As set forth below, at the Annual Meeting, the holders of the Company’s Class A Common Stock voted on three proposals.

Proposal 1 – Election of Directors

At the Annual Meeting, the holders of the Company’s Class A Common Stock elected Barbara M. Dondiego-Stewart, Norman C. Frost, Howard J. Haug, Dayton R. Judd, Stephen P. McCall, Brian A. Ross, Robert J. Souza and Gary L. Sugarman as directors of the Company for a term to expire at the Company’s 2020 Annual Meeting of Stockholders. The results of the voting were as follows:

	For	Withheld	Broker Non-Vote
Barbara M. Dondiego-Stewart	1,754,033	64,065	827,084
Norman C. Frost	1,782,659	35,439	827,084
Howard J. Haug	1,754,179	63,919	827,084
Dayton R. Judd	1,745,576	72,522	827,084
Stephen P. McCall	1,782,669	35,429	827,084
Brian A. Ross	1,782,749	35,349	827,084
Robert J. Souza	1,782,649	35,449	827,084
Gary L. Sugarman	1,773,576	44,522	827,084

Proposal 2 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the holders of the Company’s Class A Common Stock ratified the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
2,619,098	20,577	5,507	0

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executives

At the Annual Meeting, the holders of the Company’s Class A Common Stock voted on the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
1,768,616	44,829	4,653	827,084

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: May 9, 2019

	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer